POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES QUINCEY, Chairman of the Board, Chief Executive Officer and a director of The Coca‑Cola Company (the "Company"), hereby appoint JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/James Quincey____________________
James Quincey
Chairman of the Board, Chief Executive Officer and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Herbert A. Allen____________________
Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

__/s/Ronald W. Allen__________________
Ronald W. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Marc Bolland_______________________
Marc Bolland
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

__/s/Ana Botín________________________
Ana Botín
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CHRISTOPHER C. DAVIS, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

__/s/Christopher C. Davis________________
Christopher C. Davis
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Barry Diller______________________
Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Helene D. Gayle____________________
Helene D. Gayle
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Alexis M. Herman___________________
Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Robert A. Kotick____________________
Robert A. Kotick
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Maria Elena Lagomasino______________
Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CAROLINE TSAY, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

_/s/Caroline Tsay_____________________
Caroline Tsay
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

__/s/David B. Weinberg________________
David B. Weinberg
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Larry M. Mark, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint JAMES QUINCEY, Chairman of the Board of Directors and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form
10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

/s/Larry M. Mark
Larry M. Mark
Vice President and Controller
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, John Murphy, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint JAMES QUINCEY, Chairman of the Board of Directors and Chief Executive Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

/s/John Murphy
John Murphy
Executive Vice President and Chief
Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Mark Randazza, Vice President and Assistant Controller of The Coca-Cola Company (the "Company"), do hereby appoint JAMES QUINCEY, Chairman of the Board of Directors and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24, day of February 2020.

/s/Mark Randazza
Mark Randazza
Vice President and Assistant Controller
The Coca-Cola Company